EXHIBIT 10.3

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of February 9, 2018, by and among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, and the Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Parent, the Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and McLarty Capital Partners SBIC, L.P., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), are parties to the Credit Agreement, dated as of November 10, 2014, (as amended by that certain First Amendment to Credit Agreement, dated as of December 29, 2014, as amended by that certain Second Amendment to Credit Agreement, dated as of April 20, 2016, as amended by that certain Consent, Release and Third Amendment to Credit Agreement, dated as of March 31, 2017, as amended by that certain Fourth Amendment to Credit Agreement, dated as of September 22, 2017, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the Parent and the Borrowers wish to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Interpretation.
1.1 Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02, 1.03, 1.04, 1.05 and 1.06 of the Credit Agreement.
Section 2. Amendment to Credit Agreement.
2.1 Amendment of Section 1.01 (Defined Terms). (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Fourth Amendment to Senior Credit Agreement” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, entered into as of November 12, 2017, by and among the Borrowers party thereto, Parent, and Senior Administrative Agent.

“Rights Offering” means that certain offering of rights to the stockholders of the Parent, to subscribe and purchase up to Ten Million Dollars ($10,000,000) in value of shares of Parent common stock, par value $.0005 per share, pursuant to the terms and conditions described in that certain registration statement filed with the U.S. Securities and Exchange Commission under Registration No. 333-221967.

(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following new subclause (f) to the definition of “Excluded Contribution”:

“(f) the Net Cash Proceeds from the Rights Offering.”

(c)  Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by deleting “and” at the end of clause (b)(xii) thereof, and inserting “and” at the end of clause (b)(xiii) and adding the following at the end of clause (b)(xiii) thereof as clause (b)(xiv):

“(xiii) to the extent agreed to in writing by Administrative Agent in its sole discretion, such additional non-cash amounts as set forth in a Test Period Calculation Schedule delivered by the Borrowers to Administrative Agent, on behalf of the Lenders.”

For the avoidance of doubt, the treatment of non-cash charges permissible by the above revisions to Section 1.01, and incurred in the fiscal quarter ended December 31, 2017, are separate and distinct from those permissible as set forth in the Test Period Calculation Schedule, dated March 31, 2017 and September 22, 2017.

(d) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Senior Credit Agreement” in its entirety as set forth below:

“Senior Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of September 29, 2016, by and among the Senior Administrative Agent, the other financial institutions party thereto as lenders, and the Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

2.2 Section 7.14 (Financial Covenants) Section 7.14 of the Credit Agreement is hereby amended by adding the following new Section 7.14(c) as follows:

(c) At any time on or prior to December 31, 2018, permit Availability (as defined in the Senior Credit Agreement (as amended by the Fourth Amendment to Senior Credit Agreement))  to be less than: (i) until the earlier of (A) the date of the Fourth Amendment Liquidity Infusion (as defined in the Senior Credit Agreement (as amended by the Fourth Amendment to Senior Credit Agreement)) and (B) January 31, 2018, $1,062,500 and (ii) at any time thereafter, $2,975,000.

2.3 Section 8.04 (Equity Cure). Section 8.04 of the Credit Agreement is hereby amended by replacing each reference to “Section 7.14” contained therein with “Sections 7.14(a) and (b)”.

Section 3. Effectiveness.
3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) this Amendment shall have been duly executed by the Parent, the other Loan Parties, the Administrative Agent and the Lenders and, in each case, counterparts hereof as so executed shall have been delivered to the Administrative Agent, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent;

(b) the Senior Credit Agreement (as amended by the Fourth Amendment to Senior Credit Agreement) shall be in full force and effect as of the date hereof;

(c) the Loan Parties shall have paid all reasonable legal fees and expenses of the Administrative Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and the other documents being executed or delivered in connection therewith;

(d) The representations and warranties contained in Section 5 of this Amendment shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality, in which case such representation or warranty shall be true and correct in all respects), in each case, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (except to the extent any such representation or warranty related to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and

(e) No Default or Event of Default exists under any of the Loan Documents or the Senior Documents, and none will occur as a result of observing any provision hereof.

3.2 Amendment Effective Date.  So long as the conditions precedent set forth in Section 3.1 above are satisfied on or prior to February 9, 2018, this Amendment shall be deemed effective as of October 2, 2017 (such date, the “Amendment Effective Date”).

Section 4. Affirmation.

Each of the Loan Parties hereby consents and agrees to and acknowledges and affirms the terms of this Amendment.  Each of the Loan Parties hereby further agrees that their respective obligations under the Credit Agreement, the Guarantee Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby.

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
5.1 Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder.

5.2 Authorization.  It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment and this Amendment has been duly authorized and duly executed and delivered by its duly authorized officer or officers.

5.3 Non-Violation.  The execution and delivery of this Amendment and the performance and observance by it of the terms and provisions hereof (a) do not violate or contravene its Organization Documents or any applicable Laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

5.4 Validity and Binding Effect.  Upon satisfaction of the conditions set forth in Section 3.1 above, this Amendment shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

5.5 Representations and Warranties in Credit Agreement.  The representations and warranties of each Loan Party contained in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

5.6 No Consent.  No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

5.7 No Event of Default. No Default or Event of Default exists or will occur as a result of observing any provision hereof.
Section 6. Miscellaneous.

6.1 Incorporation by Reference. Sections 10.01 (Amendments, etc.), 10.02 (Notices and Other Communications; Facsimile Copies), 10.04 (Attorney Costs and Expenses), 10.05 (Indemnification by the Borrowers), 10.07 (Successors and Assigns), 10.11 (Counterparts; Integration; Effectiveness), 10.12 (Electronic Execution of Assignments and Certain Other Documents), 10.13 (Survival of Representations and Warranties), 10.14 (Severability), 10.15 (GOVERNING LAW), and 10.16 (WAIVER OF RIGHT TO TRIAL BY JURY) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

6.2 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.3 Loan Documents Unaffected.  Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

6.4 Acknowledgments. Each Loan Party hereby acknowledges that:

(a) it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b) it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(c) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(d) the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e) the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

6.5 Release. Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, and their respective Affiliates (collectively, the “Released Parties”) and each of the Released Parties’ present, former and future directors, officers, employees, agents, partners, trustees, attorneys, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Releasees which arise from or relate to any actions which any of the Releasees have and/or may have taken or have and/or may have omitted to take prior to the date this Amendment was executed and, without limiting the foregoing, with respect to the Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

ARC GROUP WORLDWIDE, INC.

By:/s/ Drew M. Kelley
Name:  Drew M. Kelley

Title: Interim CEO

ADVANCED FORMING TECHNOLOGY, INC.,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Interim CEO

flomet llc,

as a Borrower

By: /s/ Drew M. Kelley
Name:  Drew M. Kelley

Title: Interim CEO

3d material technologies, llc,

as a Borrower
By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Interim CEO

QUADRANT METALS TECHNOLOGIES LLC,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Interim CEO

ARC Metal Stamping, LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Interim CEO

Advance tooling concepts, LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name:  Drew M. Kelley

Title: Interim CEO

ThixoforMing LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title:     Interim CEO

MCLARTY CAPITAL PARTNERS SBIC, L.P.,

as Administrative Agent and as a Lender

By: McLarty Capital Partners SBIC, LLC, its general partner

By: /s/ Christopher D. Smith___________________________________________________________________

Name: Christopher D. Smith

Title: Manager